EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), the undersigned, Corey M. Horowitz, Chief Executive Officer and Chairman of Network-1 Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify to his knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Corey M. Horowitz
Chief Executive Officer and Chairman
August 12, 2014